The date of this Statement of Additional Information is October 1, 2003.

T. ROWE PRICE RETIREMENT FUNDS, INC. ("Retirement Funds")

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement Income Fund

Mailing Address:
T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, Maryland 21202
1-800-638-5660

Throughout this Statement of Additional Information, "the fund" is intended to refer to each fund listed on the cover page, unless otherwise indicated.

This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate fund prospectus dated October 1, 2003, which may be obtained from T. Rowe Price Investment Services, Inc. ("Investment Services").

Each fund`s financial statements for the fiscal period ended May 31, 2003, and the report of independent auditors are included in each fund`s annual report and incorporated by reference into this Statement of Additional Information.

If you would like a prospectus or an annual or semiannual shareholder report for a fund of which you are not a shareholder, please call 1-800-638-5660 and they will be sent to you at no charge. Please read them carefully.

statement of additional information

C16-043 10/1/03

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TABLE OF CONTENTS

	Page		Page

Capital Stock	37	Investment Restrictions	14
Code of Ethics	34	Legal Counsel	39
Custodian	33	Management of the Fund	15
Distributor for the Fund	33	Net Asset Value per Share	34
Dividends and Distributions	35	Pricing of Securities	34
Federal Registration of Shares	39	Principal Holders of Securities	31
Independent Auditors	39	Proxy Voting — Process And Policies	39
Investment Management Services	31	Special Considerations	13
Investment Objectives and Policies	2	Tax Status	35
Investment Performance	36	Yield Information	35
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INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of each fund`s investment objectives and policies discussed in each fund`s prospectus.

Shareholder approval is required to substantively change fund objectives. Unless otherwise specified, the investment programs and restrictions of the funds are not fundamental policies. Each fund`s operating policies are subject to change by each Board of Directors/Trustees ("Board") without shareholder approval. Each fund`s fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. References to the following are as indicated:

Investment Company Act of 1940 ("1940 Act")

Securities and Exchange Commission ("SEC")

T. Rowe Price Associates, Inc. ("T. Rowe Price")

Moody`s Investors Service, Inc. ("Moody`s")

Standard & Poor`s Corporation ("S&P")

Internal Revenue Code of 1986 ("Code")

T. Rowe Price International, Inc. ("T. Rowe Price International")

Income Funds

The Retirement Funds are designed to assist investors with their long-term retirement goals. To accomplish this, each Retirement Fund invests its assets in a selection of other T. Rowe Price mutual funds. A description of the investment objective, strategy, and risks of these underlying T. Rowe Price funds is set forth below.

High Yield Fund

What is the fund`s objective?

The fund seeks high current income and, secondarily, capital appreciation.

What is the fund`s principal investment strategy?

The fund will normally invest at least 80% of net assets in a widely diversified portfolio of high-yield corporate bonds, often called "junk" bonds, income-producing convertible securities, and preferred stocks. High-yield bonds are rated below investment grade (BB and lower). They generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

The fund`s weighted average maturity generally is expected to be in the 6- to 10-year range. In selecting investments, we rely extensively on T. Rowe Price research analysts. The fund intends to focus primarily on the higher-quality range (BB and B) of the high-yield market.

The fund may also invest in other securities, including futures, options, and swaps, in keeping with its objective.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio`s average maturity or quality, to shift assets into higher-yielding securities, or to reduce marginal-quality securities.

What are the main risks of investing in the fund?

This fund could have greater price declines than one that invests primarily in high-quality bonds. Like other bond funds, it is exposed to interest rate risk, but credit risk and other risks may often be more important.

  Interest rate risk  This is the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically decline more than those with shorter maturities. If the fund purchases longer-maturity bonds and interest rates rise unexpectedly, the fund`s price could decline.

  Credit risk  This is the potential for price losses caused by credit rating downgrades and defaults. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies, which may impair their ability to make interest and principal payments. Therefore, the credit risk for the fund`s portfolio increases when the U.S. economy slows or enters a recession.

  The fund may be more vulnerable to interest rate risk if it is focusing on BB-rated bonds since better-quality junk bonds follow the investment-grade market to some extent. But if its focus is on bonds rated B and below, credit risk will probably predominate.

  Liquidity risk  This is the chance that the fund may not be able to sell bonds at desired prices and that large purchases or sales of certain high-yield bond issues may cause substantial price swings.

  Other risks  The entire noninvestment-grade bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in the market`s psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.

  Foreign investing risk  To the extent the fund holds foreign bonds, it will be subject to special risks, whether the bonds are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies and possibly the fund`s share price.

  As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  New Income Fund

  What is the fund`s objective?

  The fund seeks the highest level of income consistent with the preservation of capital over time by investing primarily in marketable debt securities.

  What is the fund`s principal investment strategy?

  The fund will invest at least 80% of the fund`s total assets in income-producing securities, which may include U.S. government and agency obligations, mortgage- and asset-backed securities, corporate bonds, foreign securities, collateralized mortgage obligations (CMOs), and others, including, on occasion, equities.

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  All debt securities purchased by the fund must be rated investment grade (AAA, AA, A, or BBB) by at least one major credit rating agency or, if unrated, must have a T. Rowe Price equivalent rating. Up to 15% of total assets may be invested in "split-rated securities," or those rated investment grade by at least one rating agency but below investment grade by others. However, none of the fund`s remaining assets can be invested in bonds rated below investment grade by Standard & Poor`s, Moody`s, or Fitch IBCA, Inc.

  The fund has considerable flexibility in seeking high yields. There are no maturity restrictions, so we can purchase longer-term bonds, which tend to have higher yields than shorter-term issues. However, the portfolio`s weighted average maturity is expected to be between four and 15 years. In addition, when there is a large yield difference between the various quality levels, we may move down the credit scale and purchase lower-rated bonds with higher yields. When the difference is small or the outlook warrants, we may concentrate investments in higher-rated issues.

  The fund may also invest in other securities, including futures, options, and swaps, in keeping with its objective.

  The fund may sell holdings for a variety of reasons, such as to adjust the portfolio`s average maturity or quality or to shift assets into higher-yielding securities or different sectors.

  What are the main risks of investing in the fund?

  Interest rate risk  This is the risk that an increase in interest rates will likely cause the fund`s share price to fall, resulting in a loss of principal. That`s because the bonds and notes in the fund`s portfolio become less attractive to other investors when securities with higher yields become available. Even GNMAs and other securities (whose principal and interest payments are guaranteed) can decline in price if rates rise. Generally speaking, the longer a bond`s maturity, the greater its potential for price declines if rates rise and for price gains if rates fall. Because the fund may invest in bonds of any maturity, it carries more interest rate risk than short-term bond funds. If the fund purchases longer-maturity bonds and interest rates rise unexpectedly, the fund`s price could decline.

  Credit risk  This is the chance that any of the fund`s holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund`s income level and share price.

  Investment-grade (AAA to BBB) securities have relatively low financial risk and a relatively high probability of future payment. However, securities rated BBB are more susceptible to adverse economic conditions and may have speculative characteristics. Securities rated below investment grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. If the fund invests in securities whose issuers develop unexpected credit problems, the fund`s price could decline.

  The fund may continue to hold a security that has been downgraded or loses its investment-grade rating after purchase.

  Foreign investing risk  To the extent the fund holds foreign bonds, it will be subject to special risks, whether the bonds are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies and possibly the fund`s share price.

  Prepayment risk and extension risk  A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Receiving increasing prepayments in a falling interest rate environment causes the average maturity of the portfolio to shorten, reducing its potential for price gains. It also requires the fund to reinvest proceeds at lower interest rates, which reduces the portfolio`s total return, reduces its yield, and may even cause certain bond prices to fall below the level the fund paid for them, resulting in a capital loss. Any of these developments could result in a decrease in the fund`s income, share price, or total return.

  Extension risk refers to a rise in interest rates that causes a fund`s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund`s sensitivity to rising rates and its potential for price declines.

  Derivatives risk  To the extent the fund uses futures, swaps, and other derivatives, they are exposed to additional volatility and potential losses.

  As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  Short-Term Bond Fund

  What is the fund`s objective?

  The fund seeks a high level of income consistent with minimal fluctuation in principal value and liquidity.

  What is the fund`s principal investment strategy?

  The fund will invest in a diversified portfolio of short- and intermediate-term investment-grade corporate, government, and mortgage-backed securities. We may also invest in bank obligations, collateralized mortgage obligations, foreign securities, and hybrids. Normally, the fund will invest at least 80% of its net assets in bonds. The fund`s average effective maturity will not exceed three years, and no security`s effective maturity will exceed seven years when purchased. (An issue`s effective maturity is based on its nearest call date rather than its maturity date.) The fund will only purchase securities that are rated within the four highest credit categories (AAA, AA, A, BBB) by at least one national rating agency or, if unrated, that have a T. Rowe Price equivalent rating.

  Within this broad structure, investment decisions reflect the manager`s outlook for interest rates and the economy as well as the prices and yields of the various securities. For example, if rates are expected to fall, the manager may seek longer-term securities (within the fund`s program) that would provide higher yields and appreciation potential.

  The fund may also invest in other securities, including futures, options, and swaps, in keeping with its objective.

  The fund may sell holdings for a variety of reasons, such as to adjust the portfolio`s average maturity or quality or to shift assets into higher-yielding securities or different sectors.

  What are the main risks of investing in the fund?

  Unlike money market funds, which are managed to maintain a stable share price, the fund`s price can decline. The share price, yield, and overall return will be affected by the following:

  Interest rate risk  This is the risk that an increase in interest rates will likely cause the fund`s share price to fall, resulting in a loss of principal. That`s because the bonds and notes in the fund`s portfolio become less attractive to other investors when securities with higher yields become available. Even GNMAs and other securities (whose principal and interest payments are guaranteed) can decline in price if rates rise. Generally speaking, the longer a bond`s maturity, the greater its potential for price declines if rates rise and for price gains if rates fall. Because the fund may invest in bonds of any maturity, it carries more interest rate risk than short-term bond funds. If the fund purchases longer-maturity bonds and interest rates rise unexpectedly, the fund`s price could decline.

  Credit risk  This is the chance that any of the fund`s holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund`s income level and share price.

  Most investment-grade (AAA to BBB) securities should have relatively low financial risk and a relatively high probability of future payment. However, securities rated BBB are more susceptible to adverse economic conditions and may have speculative characteristics. If the fund invests in securities that develop unexpected credit problems, the fund`s price could decline.

  The fund may continue to hold a security that has been downgraded or loses its investment-grade rating after purchase.

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  Prepayment risk and extension risk  A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Receiving increasing prepayments in a falling interest rate environment causes the average maturity of the portfolio to shorten, reducing its potential for price gains. It also requires the fund to reinvest proceeds at lower interest rates, which reduces the portfolio`s total return, reduces its yield, and may even cause certain bond prices to fall below the level the fund paid for them, resulting in a capital loss. Any of these developments could result in a decrease in the fund`s income, share price, or total return.

  Extension risk refers to a rise in interest rates that causes a fund`s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund`s sensitivity to rising rates and its potential for price declines.

  Foreign investing risk  To the extent the fund holds foreign bonds, it will be subject to special risks, whether the bonds are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies and possibly the fund`s share price.

  Derivatives risk  To the extent the fund uses futures, swaps, and other derivatives, they are exposed to additional volatility and potential losses.

  As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  Summit Cash Reserves Fund

  What is the fund`s objective?

  The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income.

  What is the fund`s principal investment strategy?

  The fund is a money market fund managed to provide a stable share price of $1.00 that invests in high-quality, U.S. dollar-denominated money market securities of U.S. and foreign issuers. All securities held by the fund will mature in 13 months or less. The fund`s average weighted maturity will not exceed 90 days, and its yield will fluctuate with changes in short-term interest rates. In selecting securities, fund managers may examine the relationships among yields on various types and maturities of money market securities in the context of their outlook for interest rates. For example, commercial paper often offers a yield advantage over Treasury bills. And if rates are expected to fall, longer maturities, which typically have higher yields than shorter maturities, may be purchased to try to preserve the fund`s income level. Conversely, shorter maturities may be favored if rates are expected to rise.

  What are the main risks of investing in the fund?

  Since money market funds are managed to maintain a constant $1.00 share price, they should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund`s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This should be an advantage when interest rates are rising but not when rates are falling. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  Equity Funds

  Equity Index 500 Fund

  What is the fund`s objective?

  The fund seeks to match the performance of the Standard & Poor`s 500 Stock Index®. The S&P 500 is made up of primarily large-capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market`s total capitalization. (Market capitalization is the number of a company`s outstanding shares multiplied by the market price per share.)

  The inclusion of a stock in the S&P 500 Index is not an endorsement by Standard & Poor`s of the stock as an investment, nor is S&P a sponsor of the fund or in any way affiliated with it.

  What is the fund`s principal investment strategy?

  The fund invests substantially all of its assets in all of the stocks in the S&P 500 Index. We attempt to maintain holdings of each stock in proportion to its weight in the index. This is known as a full replication strategy.

  Standard & Poor`s constructs the index by first identifying major industry categories and then allocating a representative sample of the larger and more liquid stocks in those industries to the index. S&P weights each stock according to its total market value. For example, the 50 largest companies in the index may account for over 50% of its value.

  T. Rowe Price continually compares the composition of the fund to that of the index. If a misweighting develops, the portfolio is rebalanced in an effort to bring it into line with the index. In addition to stocks, the fund may purchase exchange traded funds, stock index futures, or stock options in an effort to minimize any deviations in performance with its index.

  While there is no guarantee, the investment manager expects the correlation between the fund and its index to be at least .95. A correlation of 1.00 means the returns of the fund and the index move in the same direction (but not necessarily by the same amount). A correlation of 0.00 means movements in the fund are unrelated to movements in the index.

  The fund may sell securities to better align its portfolio with the characteristics of its benchmark or satisfy redemption requests. However, the fund is not required to sell specific issues that have been removed from its index.

  What are the main risks of investing in the fund?

  The fund is designed to track broad segments of the U.S. stock markets—whether they are rising or falling. Markets as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling.

  Since the fund is passively managed and seeks to remain fully invested at all times, assets cannot be shifted from one stock or group of stocks to another based on their prospects, or from stocks into bonds or cash equivalents in an attempt to cushion the impact of a market decline. Therefore, actively managed funds may outperform this fund.

  The fund emphasizes large-cap stocks, which may at times lag shares of smaller, faster-growing companies. It may also pay a modest dividend that can help offset losses in falling markets.

  Tracking error  The returns are likely to be slightly below those of the index because the fund has fees and transaction expenses while the index has none. The timing of cash flows and a fund`s size can also influence returns. For example, a fund`s failure to reach a certain asset size may limit its ability to purchase all the stocks in the index and achieve full replication.

  Futures/options risk  To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

  As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  Growth Stock Fund

  What is the fund`s objective?

  The fund seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.

  What is the fund`s principal investment strategy?

  The fund will normally invest at least 80% of net assets in the common stocks of a diversified group of growth companies. We mostly seek investments in companies that have the ability to pay increasing dividends

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  through strong cash flow. We generally look for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, we believe that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

  In pursuing its investment objective, the fund`s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund`s management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

  While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives.

  The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

  What are the main risks of investing in the fund?

  Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

  As with all equity funds, this fund`s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund`s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

  Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses.

  As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  Mid-Cap Growth Fund

  What is the fund`s objective?

  The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

  What is the fund`s principal investment strategy?

  The fund will normally invest at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings T. Rowe Price expects to grow at a faster rate than the average company. We define mid-cap companies as those whose market capitalization (number of shares outstanding multiplied by share price) falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. The market capitalization of the companies in the fund`s portfolio and the S&P and Russell indices changes over time; the fund will not automatically sell or cease to purchase stock of a company it already owns just because the company`s market capitalization grows or falls outside this range.

  As "growth" investors, we believe that when a company`s earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

  In selecting investments, we generally favor companies that:

  have proven products or services;

  have a record of above-average earnings growth;

  have demonstrated potential to sustain earnings growth;

  operate in industries experiencing increasing demand; or

  have stock prices that appear to undervalue their growth prospects.

  In pursuing its investment objective, the fund`s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund`s management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

  While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives.

  The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

  What are the main risks of investing in the fund?

  The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

  As with all equity funds, this fund`s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund`s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

  Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses.

  As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  Small-Cap Stock Fund

  What is the fund`s objective?

  The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies.

  What is the fund`s principal investment strategy?

  The fund will normally invest at least 80% of net assets in stocks of small companies. A small company is defined as having a market capitalization that falls (i) within or below the range of companies in the current Russell 2000 Index or (ii) below the three-year average maximum market cap of companies in the index as of December 31 of the three preceding years. The Russell 2000 Index is a widely used benchmark for small-cap stock performance. When choosing stocks, we generally look for the following characteristics:

  capable management;

  attractive business niches;

  pricing flexibility;

  sound financial and accounting practices;

  a demonstrated ability to grow revenues, earnings, and cash flow consistently; and

  the potential for a catalyst (such as increased investor attention, asset sales, strong business prospects, or a change in management) to cause the stock`s price to rise.

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  Stock selection may reflect either a growth or value investment approach. For example, we may look for a company whose price/earnings ratio is attractive relative to the underlying earnings growth rate. A value stock would be one where the stock price appears undervalued in relation to earnings, projected cash flow, or asset value per share.

  Holdings will be widely diversified by industry and company; under most circumstances, the fund will invest less than 1.5% of its total assets in any single company. The market capitalization of the companies in the fund`s portfolio and the Russell 2000 Index changes over time and the fund will not sell a stock just because a company has grown to a market capitalization outside the range of the Russell 2000. The fund may, on occasion, purchase companies with a market capitalization above the range.

  In pursuing its investment objective, the fund`s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund`s management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

  While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives.

  The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

  What are the main risks of investing in the fund?

  Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

  Stocks with growth characteristics can have sharp price declines as a result of earnings disappointments, even small ones. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. Because this fund holds stocks with both growth and value characteristics, its share price may be negatively affected by either set of risks.

  As with all equity funds, this fund`s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund`s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

  Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses.

  As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  Value Fund

  What is the fund`s objective?

  The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

  What is the fund`s principal investment strategy?

  In taking a value approach to investment selection, at least 65% of total assets will normally be invested in common stocks the portfolio manager regards as undervalued. Holdings are expected to consist primarily of large-company stocks, but may also include mid-cap and small-cap companies.

  Our in-house research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, we generally look for one or more of the following:

  low price/earnings, price/book value, or price/cash flow ratios relative to the S&P 500, the company`s peers, or its own historic norm;

  low stock price relative to a company`s underlying asset values;

  companies that may benefit from restructuring activity; and/or a sound balance sheet and other positive financial characteristics.

  In pursuing its investment objective, the fund`s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund`s management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

  While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives.

  The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

  What are the main risks of investing in the fund?

  The value approach carries the risk that the market will not recognize a security`s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Small- and mid-size company stocks are typically more volatile than larger ones.

  As with all equity funds, this fund`s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund`s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

  Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses.

  As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  International Equity Fund

  International Stock Fund

  What is the fund`s objective?

  The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

  What is the fund`s principal investment strategy?

  The fund expects to invest substantially all of the fund`s assets in stocks outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. We may purchase the stocks of companies of any size, but our focus will typically be on large and, to a lesser extent, medium-sized companies. Normally, at least 80% of the fund`s net assets will be invested in stocks.

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  T. Rowe Price International, Inc. employs in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase such stocks at reasonable prices in relation to present or anticipated earnings, cash flow, or book value, and valuation factors often influence our allocations among large-, mid-, or small-cap shares.

  While we invest with an awareness of the global economic backdrop and our outlook for industry sectors and individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

  In selecting stocks, we generally favor companies with one or more of the following characteristics:

  leading market position;

  attractive business niche;

  strong franchise or monopoly;

  technological leadership or proprietary advantages;

  seasoned management;

  earnings growth and cash flow sufficient to support growing dividends; and

  healthy balance sheet with relatively low debt.

  While the fund invests primarily in common stocks, the fund may also purchase other securities, including futures and options, in keeping with the fund`s objective.

  The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

  What are the main risks of investing in the fund?

  As with all stock funds, the fund`s share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance, even in rising markets.

  Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Even investments in countries with highly developed economies are subject to significant risks. Some particular risks affecting this fund include the following:

  Currency risk  This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund`s holdings can be significant, unpredictable, and long-lasting, depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.

  Geographic risk  The economies and financial markets of certain regionsxd1 such as Latin America and Asiaxd1 can be interdependent and may all decline at the same time.

  Emerging market risk  To the extent the fund invests in emerging markets, it is subject to greater risk than a fund investing only in developed markets. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be hurt by exposure to nations in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling by a few major investors may also heighten the volatility of emerging markets. These factors make investing in such countries significantly riskier than in other countries, and any one of the factors could cause the fund`s share price to decline.

  Other risks of foreign investing  Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of

  non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

  Futures/options risk  To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

  As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  Interfund Borrowing and Lending

  The fund is a party to an exemptive order received from the SEC on December 8, 1998, amended on November 23, 1999, that permits it to borrow money from other funds in the T. Rowe Price complex ("Price Funds"). All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the oversight and periodic review of the Boards of Price Funds.

  SPECIAL CONSIDERATIONS

  Prospective investors should consider that certain underlying Price funds (the "Price funds") may engage in the following:

  Foreign Currency Transactions Enter into foreign currency transactions. Since investments in foreign companies will usually involve currencies of foreign countries, and the International funds, as well as certain other Price funds, will hold funds in bank deposits in foreign custodians during the completion of investment programs, the value of the assets of the Price funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and these Price funds may incur costs in connection with conversions between various currencies. The Price funds will generally conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the prevailing rate in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Price funds will generally not enter into a forward contract with a term of greater than one year. Although foreign currency transactions will be used primarily to protect the Price funds from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

  Lending Portfolio Securities Lend portfolio securities for the purpose of realizing additional income. The Price funds may lend securities to broker-dealers or institutional investors. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. Such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

  Futures Contracts and Options (types of potentially high-risk derivatives) Enter into interest rate, stock index, or currency futures contracts. Certain Price funds may enter into such contracts (or options thereon), or a combination of such contracts, (1) as a hedge against changes in prevailing levels of interest rates, price movements, or currency exchange rates in the Price funds` portfolios in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by such Price funds; (2) as an efficient means of adjusting the Price funds` exposure to the markets; or (3) to adjust the duration of the Price funds` portfolios. Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of each Price fund`s net asset value. Certain Price funds may also purchase and sell call and put options on securities, currencies, and financial and stock indices. The aggregate market value of each fund`s currencies or portfolio securities covering call or put options will not exceed 25% of a fund`s net assets. Futures contracts and options can be highly volatile and could result in reduction of a Price fund`s total return, and a Price fund`s attempt to use such investments for hedging purposes may not be successful.

  FOR MORE INFORMATION ABOUT AN UNDERLYING PRICE FUND,
  CALL 1-800-638-5660 (1-410-345-2308).

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  INVESTMENT RESTRICTIONS

  Fundamental policies may not be changed without the approval of the lesser of (1) 67% of the fund`s shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a fund`s outstanding shares. Other restrictions in the form of operating policies are subject to change by the fund`s Board without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the fund. Calculation of the fund`s total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the fund`s prospectus or Statement of Additional Information will not include cash collateral held in connection with securities lending activities.

  Fundamental Policies

  As a matter of fundamental policy, the fund may not:

  Borrowing Borrow money except that the fund may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the fund`s investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33xb6 /xb8 % of the value of the fund`s total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The fund may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law;

  Commodities Purchase or sell physical commodities, except that the fund may enter into futures contracts and options thereon;

  Loans Make loans, although the funds may purchase money market securities and enter into repurchase agreements;

  Real Estate Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (although each fund may purchase money market securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

  Senior Securities Issue senior securities except in compliance with the 1940 Act;

  Underwriting Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program; or

  Concentration Concentrate in any industry except that the fund will concentrate (invest more than 25% of its total assets) in the mutual fund industry.

  NOTES

  The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.

  With respect to investment restriction (5), under the 1940 Act, an open-end investment company can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the company must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

  Operating Policies

  As a matter of operating policy, the fund may not:

  Borrowing Purchase additional securities when money borrowed exceeds 5% of its total assets;

  Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;

  Illiquid Securities Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;

  Options Invest in options, although the fund reserves the right to do so in the future;

  Futures Purchase futures, although the fund reserves the right to do so in the future;

  Forward Currency Contracts Purchase forward currency contracts, although the fund reserves the right to do so in the future;

  Margin Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

  Mortgaging Mortgage, pledge, hypothecate, or, in any manner, transfer any security owned by the fund as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments, and then such mortgaging, pledging, or hypothecating may not exceed 33xb6 /xb8 % of the fund`s total assets at the time of borrowing or investment;

  Short Sales Effect short sales of securities; or

  Warrants Invest in warrants.

  There is no limit on the amount the fund may own of the total outstanding voting securities of registered investment companies which are members of the T. Rowe Price family of funds. Each fund, in accordance with the prospectus, may invest more than 5% of its assets in any one or more of the Price funds. Each fund may invest more than 10% of its assets, collectively, in registered investment companies which are members of the T. Rowe Price family of funds.

  Because of their investment objectives and policies, the funds will each concentrate more than 25% of their assets in the mutual fund industry. In accordance with the funds` investment programs set forth in the prospectus, each of the funds may invest more than 25% of its assets in certain of the underlying Price funds. However, each of the underlying Price funds in which each fund will invest (other than New Income, Short-Term Bond and High Yield Funds) will not concentrate more than 25% of its total assets in any one industry. The New Income and Short-Term Bond Funds will, under certain conditions, invest up to 50% of their assets in any one of the following industries: gas utility, gas transmission utility, electric utility, telephone utility, and petroleum. The Short-Term Bond and High Yield Funds will each normally concentrate 25% or more of their assets in the securities of the banking industry when their position in issues maturing in one year or less equals 35% or more of their total assets. The High Yield, New Income, and Short-Term Bond Funds have no current intention of concentrating their investments.

  MANAGEMENT OF the fund

  The management of each fund`s business and affairs is the responsibility of the Board. In exercising their responsibilities, the Board, among other things, will refer to the Special Servicing Agreement and policies and guidelines included in an Application for an Exemptive Order (and accompanying Notice and Order issued by the SEC in connection with the T. Rowe Price Spectrum Funds, Inc. which also applies to Retirement Funds). A majority of Retirement Funds` directors will be non-interested persons as defined in Section 2(a)(19) of the 1940 Act. However, the directors and the officers of Retirement Funds and T. Rowe Price also serve in similar positions with most of the underlying Price funds. Thus, if the interests of a fund and the underlying Price funds were ever to become divergent, it is possible that a conflict of interest could arise and affect how this latter group of persons fulfill their fiduciary duties to that fund and the underlying Price funds. The directors of Retirement Funds believe they have structured each fund to avoid these concerns. However, conceivably, a situation could occur where proper action for Retirement Funds or the Retirement 2010, Retirement 2020, Retirement 2030, Retirement 2040, and Retirement Income Funds separately, could be adverse to the interests

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  of an underlying Price fund, or the reverse could occur. If such a possibility arises, the directors and officers of the affected funds, T. Rowe Price, and T. Rowe Price International will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict.

  The officers and directors* of the Retirement Funds are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each of the inside directors has been an employee of T. Rowe Price for more than five years. The inside directors of the Retirement Funds are not paid a fee for their service as directors.

  The fund is governed by a Board that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund`s officers. The Board also is responsible for performing various duties imposed on it by the 1940 Act and by the laws of Maryland. The majority of Board members are independent of T. Rowe Price and T. Rowe Price International. The directors who are also employees or officers of T. Rowe Price are referred to as inside or interested directors. Each Board currently has three committees, described in the following paragraphs.

  The Committee of Independent Directors, which consists of all of the independent directors of the funds, is responsible for selecting candidates for election as independent directors to fill vacancies on each fund`s Board. F. Pierce Linaweaver is chairman of the committee. The committee will consider written recommendations from shareholders for possible nominees. Shareholders should submit their recommendations to the secretary of the funds. The committee held one formal meeting during the last fiscal year.

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  The Joint Audit Committee is comprised of David K. Fagin, John G. Schreiber, and Paul M. Wythes, all independent directors. The Audit Committee holds two regular meetings during each fiscal year, at which time it meets with the independent accountants of the T. Rowe Price funds to review: (1) the services provided; (2) the findings of the most recent audits; (3) management`s response to the findings of the most recent audits; (4) the scope of the audits to be performed; (5) the accountants` fees; and (6) any accounting or other questions relating to particular areas of the T. Rowe Price funds` operations or the operations of parties dealing with the T. Rowe Price funds, as circumstances indicate. The Audit Committee for the fund met twice in 2003. All members of the committee participated in the meetings.

  The fund`s Executive Committee, consisting of the fund`s interested directors, has been authorized by its respective Board to exercise all powers of the Board to manage the fund in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.

  *The term "director" is used to refer to directors or trustees, as applicable.

  Independent Directors*

Name, Date of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships of Public Companies
Anthony W. Deering 1/28/45 105 portfolios	2002	Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers; Director, Mercantile Bank (4/03 to present)	The Rouse Company and Mercantile Bank
Donald W. Dick, Jr. 1/27/43 105 portfolios	2002	Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm	None
David K. Fagin 4/9/38 105 portfolios	2002	Director, Golden Star Resources Ltd., Canyon Resources Corp. (5/00 to present), and Pacific Rim Mining Corp. (2/02 to present); Chairman and President, Nye Corporation	Golden Star Resources Ltd., Canyon Resources Corp., and Pacific Rim Mining Corp.
F. Pierce Linaweaver 8/22/34 105 portfolios	2002	President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers	None
John G. Schreiber 10/21/46 105 portfolios	2002	Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Senior Advisor and Partner, Blackstone Real Estate Advisors, L.P.	AMLI Residential Properties Trust, Host Marriott Corporation, and The Rouse Company, real estate developers
Hubert D. Vos 8/2/33 105 portfolios	2002	Owner/President, Stonington Capital Corporation, a private investment company	None
Paul M. Wythes 6/23/33 105 portfolios	2002	Founding Partner of Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high-technology companies throughout the United States	Teltone Corporation

  *All information about the directors was current as of December 31, 2002.

  (a)Each director serves until retirement, resignation, or election of a successor.

  Inside Directors*

Name, Date of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships of Public Companies

James A.C. Kennedy 8/15/53 37 portfolios	2002	Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.Director	None

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Name, Date of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships of Public Companies

James S. Riepe 6/25/43 105 portfolios	2002	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc.Chairman of the Board
None

M. David Testa 4/22/44 105 portfolios	2002	Chief Investment Officer, Director, and Vice President, T. Rowe Price; Vice Chairman of the Board, Chief Investment Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Asset Management Limited and T. Rowe Price Global Investment Services Limited; Chairman of the Board and Director, T. Rowe Price International, Inc.; Director and Vice President, T. Rowe Price Trust Company Director and Vice President
None

  *All information about the directors was current as of December 31, 2002.

  (a)Each director serves until retirement, resignation, or election of a successor.

  Officers

Name, Date of Birth, and Principal Occupations	Position(s) Held With Fund(s)

Brian W.H. Berghuis, 10/12/58 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst	Vice President

Name, Date of Birth, and Principal Occupations	Position(s) Held With Fund(s)

Stephen W. Boesel, 12/28/44 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Executive Vice President

Stephen V. Booth, 6/21/61 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Certified Public Accountant	Vice President

Jerome A. Clark, 1/2/61 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, and T. Rowe Price Trust Company; Chartered Financial Analyst	Vice President

Roger L. Fiery III, 2/10/59 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Trust Company, and T. Rowe Price International, Inc.; Certified Public Accountant	Vice President

John R. Ford, 11/25/57 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Chief Investment Officer, Director, and Vice President, T. Rowe Price International, Inc.; Chartered Financial Analyst	Vice President

Gregory S. Golczewski, 1/15/66 Vice President, T. Rowe Price and T. Rowe Price Trust Company	Vice President

  Henry H. Hopkins, 12/23/42
  Director and Vice President, T. Rowe Price Group, Inc.,
  T. Rowe Price Investment Services, Inc., T. Rowe Price
  Services, Inc., and T. Rowe Price Trust Company; Vice
  President, T. Rowe Price, T. Rowe Price International, Inc.,
  and T. Rowe Price Retirement Plan Services, Inc.
Vice President

Gregory A. McCrickard, 10/19/58 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Chartered Financial Analyst	Vice President

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Name, Date of Birth, and Principal Occupations	Position(s) Held With Fund(s)

George A. Murnaghan, 5/1/56 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company	Vice President

Edmund M. Notzon III, 10/1/45 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company; Chartered Financial Analyst	President

Larry J. Puglia, 8/25/60 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Certified Public Accountant; Chartered Financial Analyst	Vice President

William T. Reynolds, 5/26/48 Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Asset Management Limited	Vice President

  Brian C. Rogers, 6/27/55
  Director and Vice President, T. Rowe Price Group, Inc.; Vice
  President, T. Rowe Price and T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
Vice President

Mark J. Vaselkiv, 7/22/58 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President

  David J.L. Warren, 4/14/57
  Vice President, T. Rowe Price and T. Rowe Price Group, Inc.;
  Chief Executive Officer, Director, and President, T. Rowe
  Price International, Inc.; Director, T. Rowe Price Global Asset
  Management Limited and T. Rowe Price Global Investment
  Services Limited
Vice President

Richard T. Whitney, 5/7/58 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Trust Company, and T. Rowe Price International, Inc.; Chartered Financial Analyst	Vice President

Name, Date of Birth, and Principal Occupations	Position(s) Held With Fund(s)

  Edward A. Wiese, 4/12/59
  Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and
  T. Rowe Price Trust Company; Chief Investment Officer,
  Director, and Vice President, T. Rowe Price Savings Bank;
  Chartered Financial Analyst
Vice President

Joseph A. Carrier, 12/30/60 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.	Treasurer

Patricia B. Lippert, 1/12/53 Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.	Secretary

  Director Compensation Table

  The fund does not pay pension or retirement benefits to its officers or directors. Also, any director of the fund who is an officer or employee of T. Rowe Price or T. Rowe Price International does not receive any remuneration from the fund.

Name of Person	Aggregate Compensation From Fund(a)	Total Compensation From Fund and Fund Complex Paid to Directors(b)
Retirement 2010 Fund
Anthony W. Deering	$396	$110,000
Donald W. Dick, Jr.	396	110,000
David K. Fagin	407	112,000
F. Pierce Linaweaver	412	113,000
Hanne M. Merriman	396	110,000
John G. Schreiber	407	112,000
Hubert D. Vos	396	110,000
Paul M. Wythes	407	112,000
Retirement 2020 Fund
Anthony W. Deering	$397	$110,000
Donald W. Dick, Jr.	397	110,000
David K. Fagin	407	112,000
F. Pierce Linaweaver	412	113,000
Hanne M. Merriman	397	110,000
John G. Schreiber	407	112,000
Hubert D. Vos	397	110,000
Paul M. Wythes	407	112,000
Retirement 2030 Fund
Anthony W. Deering	$395	$110,000
Donald W. Dick, Jr.	395	110,000
David K. Fagin	406	112,000
F. Pierce Linaweaver	410	113,000
Hanne M. Merriman	395	110,000
John G. Schreiber	406	112,000
Hubert D. Vos	395	110,000
Paul M. Wythes	406	112,000
Retirement 2040 Fund
Anthony W. Deering	$394	$110,000
Donald W. Dick, Jr.	394	110,000
David K. Fagin	404	112,000
F. Pierce Linaweaver	411	113,000
Hanne M. Merriman	394	110,000
John G. Schreiber	404	112,000
Hubert D. Vos	394	110,000
Paul M. Wythes	404	112,000
Retirement Income Fund
Anthony W. Deering	$395	$110,000
Donald W. Dick, Jr.	395	110,000
David K. Fagin	406	112,000
F. Pierce Linaweaver	411	113,000
Hanne M. Merriman	395	110,000
John G. Schreiber	406	112,000
Hubert D. Vos	395	110,000
Paul M. Wythes	406	112,000

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  (a)Amounts in this column are based on accrued compensation for fiscal year 2003.

  (b)Amounts in this column are based on compensation for fiscal year 2003. The T. Rowe Price complex included 105 funds as of December 31, 2002.

  Directors` Holdings in the T. Rowe Price Funds

  The following table sets forth the T. Rowe Price fund holdings of the independent and inside directors, as of December 31, 2002.

	Deering	Dick	Fagin	Linaweaver	Schreiber	Vos	Wythes
Aggregate Holdings, All Funds	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
Balanced Fund	None	None	None	over $100,000	None	None	None
Blue Chip Growth Fund	None	$10,001-$50,000	$50,001-$100,000	None	None	None	None
Blue Chip Growth Fund—Advisor Class	None	None	None	None	None	None	None
Blue Chip Growth Fund—R Class	None	None	None	None	None	None	None
Blue Chip Growth Portfolio	None	None	None	None	None	None	None
Blue Chip Growth Portfolio—II	None	None	None	None	None	None	None
California Tax-Free Bond Fund	None	None	None	None	None	None	None
California Tax-Free Money Fund	None	None	None	None	None	None	None
Capital Appreciation Fund	None	over $100,000	None	None	None	None	None
Capital Opportunity Fund	None	None	None	None	None	None	None
Corporate Income Fund	None	None	None	None	None	None	None
Developing Technologies Fund	None	None	None	None	None	None	None
Diversified Small-Cap Growth Fund	None	None	None	None	None	None	None
Dividend Growth Fund	None	None	$10,001-$50,000	None	None	None	None
Emerging Europe & Mediterranean Fund	None	None	None	None	None	None	None
Emerging Markets Bond Fund	None	None	None	None	None	None	None
Emerging Markets Stock Fund	None	None	None	None	None	None	None
Equity Income Fund	None	$50,001-$100,000	$10,001-$50,000	None	None	$10,001-$50,000	None
Equity Income Fund—Advisor Class	None	None	None	None	None	None	None
Equity Income Fund— R Class	None	None	None	None	None	None	None
Equity Income Portfolio	None	None	None	None	None	None	None
Equity Income Portfolio—II	None	None	None	None	None	None	None
Equity Index 500 Fund	None	None	None	None	None	None	None
Equity Index 500 Portfolio	None	None	None	None	None	None	None
European Stock Fund	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000	None	None	None	None
Extended Equity Market Index Fund	None	None	None	None	None	None	None
Financial Services Fund	None	$10,001-$50,000	None	None	None	None	None
Florida Intermediate Tax-Free Fund	None	None	None	None	None	None	None
Georgia Tax-Free Bond Fund	None	None	None	None	None	None	None
Global Stock Fund	None	None	None	None	None	None	None
Global Technology Fund	None	None	None	None	None	None	None
GNMA Fund	None	None	None	None	over $100,000	None	None
Government Reserve Investment Fund	None	None	None	None	None	None	None
Growth & Income Fund	None	$1-$10,000	None	None	over $100,000	None	$10,001-$50,000
Growth Stock Fund	None	$10,001-$50,000	None	$10,001-$50,000	None	None	None
Growth Stock Fund—Advisor Class	None	None	None	None	None	None	None
Growth Stock Fund— R Class	None	None	None	None	None	None	None
Health Sciences Fund	None	$10,001-$50,000	None	None	None	$10,001-$50,000	$1-$10,000
Health Sciences Portfolio	None	None	None	None	None	None	None
Health Sciences Portfolio—II	None	None	None	None	None	None	None
High Yield Fund	None	$10,001-$50,000	None	over $100,000	over $100,000	None	None
High Yield Fund—Advisor Class	None	None	None	None	None	None	None
Inflation Protected Bond Fund	None	None	None	None	None	None	None
Institutional Emerging Markets Equity Fund	None	None	None	None	None	None	None
Institutional Foreign Equity Fund	None	None	None	None	None	None	None
Institutional High Yield Fund	None	None	None	None	None	None	None
Institutional Large-Cap Growth Fund	None	None	None	None	None	None	None
Institutional Large-Cap Value Fund	None	None	None	None	None	None	None
Institutional Mid-Cap Equity Growth Fund	None	None	None	None	None	None	None
Institutional Small-Cap Stock Fund	None	None	None	None	None	None	None
International Bond Fund	None	$10,001-$50,000	None	None	None	None	None
International Bond Fund—Advisor Class	None	None	None	None	None	None	None
International Discovery Fund	$10,001-$50,000	$10,001-$50,000	None	over $100,000	None	None	over $100,000
International Equity Index Fund	None	None	None	None	None	None	None
International Growth & Income Fund	None	None	None	None	None	None	None
International Growth & Income Fund—Advisor Class	None	None	None	None	None	None	None
International Growth & Income Fund—R Class	None	None	None	None	None	None	None
International Stock Fund	over $100,000	None	over $100,000	None	None	None	None
International Stock Fund—Advisor Class	None	None	None	None	None	None	None
International Stock Fund—R Class	None	None	None	None	None	None	None
International Stock Portfolio	None	None	None	None	None	None	None
Japan Fund	None	None	None	None	None	None	None
Latin America Fund	None	None	None	None	None	None	None
Limited-Term Bond Portfolio	None	None	None	None	None	None	None
Maryland Short-Term Tax-Free Bond Fund	None	None	None	None	None	None	None
Maryland Tax-Free Bond Fund	None	None	None	None	None	None	None
Maryland Tax-Free Money Fund	None	None	None	None	None	None	None
Media & Telecommunications Fund	$10,001-$50,000	None	None	None	None	None	None
Mid-Cap Growth Fund	None	$10,001-$50,000	over $100,000	None	None	$10,001-$50,000	None
Mid-Cap Growth Fund—Advisor Class	None	None	None	None	None	None	None
Mid-Cap Growth Fund— R Class	None	None	None	None	None	None	None
Mid-Cap Growth Portfolio	None	None	None	None	None	None	None
Mid-Cap Growth Portfolio—II	None	None	None	None	None	None	None
Mid-Cap Value Fund	None	None	None	None	None	None	None
Mid-Cap Value Fund—Advisor Class	None	None	None	None	None	None	None
Mid-Cap Value Fund— R Class	None	None	None	None	None	None	None
New America Growth Fund	None	None	None	over $100,000	None	None	$10,001-$50,000
New America Growth Portfolio	None	None	None	None	None	None	None
New Asia Fund	None	None	$10,001-$50,000	None	None	None	None
New Era Fund	None	None	None	None	None	$10,001-$50,000	None
New Horizons Fund	over $100,000	$10,001-$50,000	$1-$10,000	over $100,000	None	$10,001-$50,000	$50,001-$100,000
New Income Fund	None	$50,001-$100,000	None	None	over $100,000	None	None
New Income Fund—Advisor Class	None	None	None	None	None	None	None
New Income Fund— R Class	None	None	None	None	None	None	None
New Jersey Tax-Free Bond Fund	None	None	None	None	None	None	None
New York Tax-Free Bond Fund	None	None	None	None	None	None	None
New York Tax-Free Money Fund	None	None	None	None	None	None	None
Personal Strategy Balanced Fund	None	None	None	None	None	None	None
Personal Strategy Balanced Portfolio	None	None	None	None	None	None	None
Personal Strategy Growth Fund	None	None	None	None	None	None	None
Personal Strategy Income Fund	None	None	None	None	None	None	None
Prime Reserve Fund	None	over $100,000	None	$10,001-$50,000	$10,001-$50,000	None	None
Prime Reserve Portfolio	None	None	None	None	None	None	None
Real Estate Fund	None	None	None	None	None	None	None
Reserve Investment Fund	None	None	None	None	None	None	None
Retirement 2010 Fund	None	None	None	None	None	None	None
Retirement 2020 Fund	None	None	None	None	None	None	None
Retirement 2030 Fund	None	None	None	None	None	None	None
Retirement 2040 Fund	None	None	None	None	None	None	None
Retirement Income Fund	None	None	None	None	None	None	None
Science & Technology Fund	None	None	None	None	None	$10,001-$50,000	$10,001-$50,000
Science & Technology Fund—Advisor Class	None	None	None	None	None	None	None
Short-Term Bond Fund	None	None	$50,001-$100,000	None	over $100,000	None	None
Small-Cap Stock Fund	None	$10,001-$50,000	over $100,000	None	None	$10,001-$50,000	None
Small-Cap Stock Fund—Advisor Class	None	None	None	None	None	None	None
Small-Cap Value Fund	None	$10,001-$50,000	None	None	None	$10,001-$50,000	$10,001-$50,000
Small-Cap Value Fund—Advisor Class	None	None	None	None	None	None	None
Spectrum Growth Fund	None	None	None	None	None	None	None
Spectrum Income Fund	None	None	None	None	None	None	None
Spectrum International Fund	None	None	None	None	None	None	None
Summit Cash Reserves Fund	None	over $100,000	over $100,000	None	over $100,000	None	None
Summit GNMA Fund	None	None	None	None	None	None	None
Summit Municipal Income Fund	None	None	None	None	over $100,000	None	None
Summit Municipal Intermediate Fund	None	None	None	None	over $100,000	None	None
Summit Municipal Money Market Fund	None	None	None	None	over $100,000	None	None
Tax-Efficient Balanced Fund	None	None	$50,001-$100,000	None	None	None	None
Tax-Efficient Growth Fund	None	None	$10,001-$50,000	None	None	None	None
Tax-Efficient Multi-Cap Growth Fund	None	None	None	None	None	None	None
Tax-Exempt Money Fund	None	None	None	None	over $100,000	None	None
Tax-Free High Yield Fund	None	None	None	None	over $100,000	None	None
Tax-Free Income Fund	None	None	None	None	over $100,000	None	None
Tax-Free Income Fund—Advisor Class	None	None	None	None	None	None	None
Tax-Free Intermediate Bond Fund	None	None	None	None	None	None	None
Tax-Free Short-Intermediate Fund	None	None	None	None	over $100,000	None	None
Total Equity Market Index Fund	None	None	None	None	None	None	None
U.S. Bond Index Fund	None	None	None	None	None	None	None
U.S. Treasury Intermediate Fund	None	over $100,000	None	None	over $100,000	None	None
U.S. Treasury Long-Term Fund	None	None	None	None	over $100,000	None	None
U.S. Treasury Money Fund	None	None	None	None	over $100,000	None	None
Value Fund	None	$10,001-$50,000	$50,001-$100,000	None	over $100,000	None	over $100,000
Value Fund—Advisor Class	None	None	None	None	None	None	None
Virginia Tax-Free Bond Fund	None	None	None	None	None	None	None







	Kennedy	Riepe	Testa
Aggregate Holdings, All Funds	over $100,000	over $100,000	over $100,000
Balanced Fund	None	over $100,000	None
Blue Chip Growth Fund	None	None	None
Blue Chip Growth Fund—Advisor Class	None	None	None
Blue Chip Growth Fund—R Class	None	None	None
Blue Chip Growth Portfolio	None	None	None
Blue Chip Growth Portfolio—II	None	None	None
California Tax-Free Bond Fund	None	None	None
California Tax-Free Money Fund	None	None	None
Capital Appreciation Fund	over $100,000	over $100,000	None
Capital Opportunity Fund	$10,001-$50,000	None	None
Corporate Income Fund	None	None	None
Developing Technologies Fund	None	None	None
Diversified Small-Cap Growth Fund	None	None	None
Dividend Growth Fund	$50,001-$100,000	None	None
Emerging Europe & Mediterranean Fund	None	None	None
Emerging Markets Bond Fund	None	None	None
Emerging Markets Stock Fund	$50,001-$100,000	$10,001-$50,000	over $100,000
Equity Income Fund	$10,001-$50,000	over $100,000	None
Equity Income Fund—Advisor Class	None	None	None
Equity Income Fund—R Class	None	None	None
Equity Income Portfolio	None	None	None
Equity Income Portfolio—II	None	None	None
Equity Index 500 Fund	None	None	None
Equity Index 500 Portfolio	None	None	None
European Stock Fund	None	None	None
Extended Equity Market Index Fund	None	None	None
Financial Services Fund	$50,001-$100,000	None	None
Florida Intermediate Tax-Free Fund	None	None	None
Georgia Tax-Free Bond Fund	None	None	None
Global Stock Fund	None	None	None
Global Technology Fund	None	None	None
GNMA Fund	None	None	None
Government Reserve Investment Fund	None	None	None
Growth & Income Fund	None	over $100,000	None
Growth Stock Fund	$50,001-$100,000	None	None
Growth Stock Fund—Advisor Class	None	None	None
Growth Stock Fund—R Class	None	None	None
Health Sciences Fund	over $100,000	None	over $100,000
Health Sciences Portfolio	None	None	None
Health Sciences Portfolio—II	None	None	None
High Yield Fund	None	over $100,000	over $100,000
High Yield Fund—Advisor Class	None	None	None
Inflation Protected Bond Fund	None	None	None
Institutional Emerging Markets Equity Fund	None	None	None
Institutional Foreign Equity Fund	None	None	None
Institutional High Yield Fund	None	None	over $100,000
Institutional Large-Cap Growth Fund	None	None	None
Institutional Large-Cap Value Fund	None	None	None
Institutional Mid-Cap Equity Growth Fund	None	None	None
Institutional Small-Cap Stock Fund	None	None	None
International Bond Fund	None	None	None
International Bond Fund—Advisor Class	None	None	None
International Discovery Fund	None	$1-$10,000	$10,001-$50,000
International Equity Index Fund	None	None	None
International Growth & Income Fund	None	None	None
International Growth & Income Fund—Advisor Class	None	None	None
International Growth & Income Fund— R Class	None	None	None
International Stock Fund	over $100,000	over $100,000	over $100,000
International Stock Fund—Advisor Class	None	None	None
International Stock Fund—R Class	None	None	None
International Stock Portfolio	None	None	None
Japan Fund	None	over $100,000	None
Latin America Fund	$50,001-$100,000	None	None
Limited-Term Bond Portfolio	None	None	None
Maryland Short-Term Tax-Free Bond Fund	None	None	None
Maryland Tax-Free Bond Fund	None	None	None
Maryland Tax-Free Money Fund	None	None	None
Media & Telecommunications Fund	over $100,000	None	None
Mid-Cap Growth Fund	over $100,000	None	over $100,000
Mid-Cap Growth Fund—Advisor Class	None	None	None
Mid-Cap Growth Fund—R Class	None	None	None
Mid-Cap Growth Portfolio	None	None	None
Mid-Cap Growth Portfolio—II	None	None	None
Mid-Cap Value Fund	over $100,000	None	over $100,000
Mid-Cap Value Fund—Advisor Class	None	None	None
Mid-Cap Value Fund—R Class	None	None	None
New America Growth Fund	$50,001-$100,000	None	None
New America Growth Portfolio	None	None	None
New Asia Fund	over $100,000	$1-$10,000	None
New Era Fund	over $100,000	None	None
New Horizons Fund	None	None	over $100,000
New Income Fund	None	None	None
New Income Fund—Advisor Class	None	None	None
New Income Fund—R Class	None	None	None
New Jersey Tax-Free Bond Fund	None	None	None
New York Tax-Free Bond Fund	None	None	None
New York Tax-Free Money Fund	None	None	None
Personal Strategy Balanced Fund	None	None	None
Personal Strategy Balanced Portfolio	None	None	None
Personal Strategy Growth Fund	None	None	None
Personal Strategy Income Fund	None	None	None
Prime Reserve Fund	over $100,000	$50,001-$100,000	$1-$10,000
Prime Reserve Portfolio	None	None	None
Real Estate Fund	None	None	$10,001-$50,000
Reserve Investment Fund	None	None	None
Retirement 2010 Fund	None	None	None
Retirement 2020 Fund	None	None	None
Retirement 2030 Fund	None	None	None
Retirement 2040 Fund	None	None	None
Retirement Income Fund	None	None	None
Science & Technology Fund	None	over $100,000	None
Science & Technology Fund—Advisor Class	None	None	None
Short-Term Bond Fund	None	over $100,000	None
Small-Cap Stock Fund	over $100,000	None	None
Small-Cap Stock Fund—Advisor Class	None	None	None
Small-Cap Value Fund	None	over $100,000	over $100,000
Small-Cap Value Fund—Advisor Class	None	None	None
Spectrum Growth Fund	None	None	None
Spectrum Income Fund	None	None	None
Spectrum International Fund	None	None	None
Summit Cash Reserves Fund	over $100,000	over $100,000	over $100,000
Summit GNMA Fund	None	None	None
Summit Municipal Income Fund	None	None	None
Summit Municipal Intermediate Fund	None	None	over $100,000
Summit Municipal Money Market Fund	over $100,000	over $100,000	None
Tax-Efficient Balanced Fund	None	None	None
Tax-Efficient Growth Fund	None	None	None
Tax-Efficient Multi-Cap Growth Fund	None	None	None
Tax-Exempt Money Fund	over $100,000	None	None
Tax-Free High Yield Fund	None	None	None
Tax-Free Income Fund	None	None	$10,001-$50,000
Tax-Free Income Fund—Advisor Class	None	None	None
Tax-Free Intermediate Bond Fund	None	None	None
Tax-Free Short-Intermediate Fund	None	over $100,000	None
Total Equity Market Index Fund	None	over $100,000	None
U.S. Bond Index Fund	None	None	None
U.S. Treasury Intermediate Fund	None	None	None
U.S. Treasury Long-Term Fund	None	None	None
U.S. Treasury Money Fund	None	None	None
Value Fund	over $100,000	over $100,000	over $100,000
Value Fund—Advisor Class	None	None	None
Virginia Tax-Free Bond Fund	None	None	None



  PRINCIPAL HOLDERS OF SECURITIES

  As of Augustx11 29, 2003, the officers and directors of the fund, as a group, owned less than 1% of the outstanding shares of the fund.

  As of Augustx11 29, 2003, the following shareholders of record owned more than 5% of the outstanding shares of the fund:

  2010 Fund (47.52%): T. Rowe Price Retirement Plan Services, Inc.a, Omnibus Account, Retirement 2010, #140, P.O. Box 17215, Baltimore, Maryland 21297-1215.

  2020 Fund (51.71%): T. Rowe Price Retirement Plan Services, Inc.a, Omnibus Account, Retirement 2020, #141, P.O. Box 17215, Baltimore, Maryland 21297-1215.

  2030 Fund (61.11%): T. Rowe Price Retirement Plan Services, Inc.a, Omnibus Account, Retirement 2030, #142, P.O. Box 17215, Baltimore, Maryland 21297-1215.

  2040 Fund: T. Rowe Price Retirement Plan Services, Inc. (63.35%)a, Omnibus Account, Retirement 2040, #143, P.O. Box 17215, Baltimore, Maryland 21297-1215; Trustees of T. Rowe Price, U.S. Retirement Program (5.04%), Attn.: Financial Reporting Department, P.O. Box 89000, Baltimore, Maryland 21289-0001.

  Income Fund (28.90%): T. Rowe Price Retirement Plan Services, Inc.a, Omnibus Account, Retirement Income, #145, P.O. Box 17215, Baltimore, Maryland 21297-1215.

  aT. Rowe Price Retirement Plan Services is a wholly owned subsidiary of T. Rowe Price Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. T. Rowe Price Retirement Plan Services is not the beneficial owner of these shares. Such shares are held of record by T. Rowe Price Retirement Plan Services and are voted by various retirement plans and retirement participants.

  INVESTMENT MANAGEMENT SERVICES

  The business of Retirement Funds will be conducted by its officers, directors, and investment manager.

  Each fund will operate at a zero expense ratio. To accomplish this, the payment of each fund`s operational expenses is subject to a Special Servicing Agreement described below as well as certain undertakings made by T. Rowe Price, under its Investment Management Agreement with the fund. Fund expenses include: shareholder servicing fees and expenses; custodian and accounting fees and expenses; legal and auditing fees; expenses of preparing and printing prospectuses and shareholder reports; registration fees and expenses; proxy and annual meeting expenses, if any; and directors` fees and expenses.

  Special Servicing Agreements The Special Servicing Agreement is between and among the Retirement Fund on behalf of Retirement 2010, Retirement 2020, Retirement 2030, Retirement 2040, and Retirement Income Funds, the underlying funds, T. Rowe Price, and T. Rowe Price Services, Inc.

  The Special Servicing Agreement provides that, if the Board of Directors of any underlying Price fund determines that such underlying fund`s share of the aggregate expenses of each fund is less than the estimated savings to the underlying Price fund from the operation of each fund, the underlying Price fund will bear those expenses in proportion to the average daily value of its shares owned by the funds, provided further that no underlying Price fund will bear such expenses in excess of the estimated savings to it. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the underlying Price funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the underlying Price funds generated by the operation of Retirement Funds are expected to be sufficient to offset most, if not all, of the expenses incurred by Retirement Funds.

  The Special Servicing Agreement also gives authority to Retirement Funds to utilize the Price name so long as (1) the Special Servicing Agreement is in effect, and (2) the assets of the funds are invested pursuant to each



  fund`s objectives and policies in shares of the various underlying Price funds (except for such cash or cash items as the directors may determine to maintain from time to time to meet current expenses and redemptions). The Special Servicing Agreements provide that the funds will utilize assets deposited with the custodian of each fund from the sale of each fund`s shares to promptly purchase shares of the specified underlying Price funds, and will undertake redemption or exchange of such shares of the underlying Price funds in the manner provided by the objectives and policies of each fund.

  Under the Investment Management Agreements with the funds, and the Special Servicing Agreement, T. Rowe Price has agreed to bear any expenses of the funds which exceed the estimated savings to each of the underlying Price funds. Of course, shareholders of the funds will still indirectly bear their fair and proportionate share of the cost of operating the underlying Price funds in which the funds invest because the funds, as shareholders of the underlying Price funds, will bear their proportionate share of any fees and expenses paid by the underlying Price funds. The funds, as shareholders of the selected underlying Price funds, will benefit only from cost-sharing reductions in proportion to their interest in such underlying Price funds.

  Services

  Under the Investment Management Agreement, T. Rowe Price provides the fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of the fund in accordance with the fund`s investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. T. Rowe Price is also responsible for effecting all security transactions on behalf of the fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. However, it should be understood that the fund will invest its assets almost exclusively in the shares of the underlying Price funds and such investments will be made without the payment of any commission or other sales charges. In addition to these services, T. Rowe Price provides the fund with certain corporate administrative services, including: maintaining the fund`s corporate existence and corporate records; registering and qualifying fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the fund; maintaining liaison with the agents employed by the fund such as the fund`s custodian and transfer agent; assisting the fund in the coordination of such agent`s activities; and permitting T.x11 Rowe Price`s employees to serve as officers, directors, and committee members of the fund without cost to the fund.

  T. Rowe Price has agreed not to be paid a management fee for performing their services. However, T. Rowe Price and T. Rowe Price International will receive management fees from managing the underlying Price funds in which Retirement Fund invests.

  Each fund`s Investment Management Agreement also provides that T. Rowe Price, its directors, officers, employees, and certain other persons performing specific functions for the fund will be liable to the fund only for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

  Approval of Investment Management Agreements

  The Investment Management Agreements of the funds are reviewed each year by the Boards to determine whether the agreements should be renewed for a one-year period or not. Renewal of the agreements requires the majority vote of the Board, including a majority of the independent directors. Each fund Board consists of a majority of independent directors.

  In approving the continuation of the Investment Management Agreements for each fund for the current year, the Board reviewed reports prepared by T. Rowe Price, materials provided by fund counsel and counsel to the independent directors, as well as other information. The Board considered the nature and quality of the investment management services provided to the fund by T. Rowe Price under the Investment Management Agreements and the personnel who provide these services, including the historical performance of the fund compared to its benchmark index and its peer group of similar investment companies. In addition, the Board considered other services provided to the fund by T. Rowe Price and its affiliates, such as administrative services, shareholder services, fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the fund`s operation.

  The Board considered the fact that the fund pays no fees to T. Rowe Price for investment management services. Based on the information reviewed and the discussions, the Board concluded that it was satisfied with the nature and quality of the services provided by T. Rowe Price to the fund. The independent directors of the fund were assisted by independent legal counsel in their deliberations.

  Portfolio Turnover

  The portfolio turnover rates for each fund for the last three years were as follows:
Fund	2003*	2002	2001
Retirement 2010	12.8%	(a)	(a)
Retirement 2020	4.10	(a)	(a)
Retirement 2030	3.1	(a)	(a)
Retirement 2040	18.8	(a)	(a)
Retirement Income	6.2	(a)	(a)

  *Annualized.

  (a)Prior to commencement of operations.

  Control of Investment Adviser

  T. Rowe Price Group, Inc. ("Group") owns 100% of the stock of T. Rowe Price Associates, Inc. Group was formed in 2000 as a holding company for the T. Rowe Price-affiliated companies.

  DISTRIBUTOR FOR THE FUND

  Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as distributor for all T. Rowe Price mutual funds on a continuous basis. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD").

  Investment Services is located at the same address as the fund and T. Rowe Price—100 East Pratt Street, Baltimore, Maryland 21202.

  Investment Services serves as distributor to the fund, pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the fund will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing of prospectuses and reports to shareholders; and issuing shares, including expenses of confirming purchase orders.

  The Underwriting Agreement also provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services` federal and state registrations as a broker-dealer; and offering and selling shares for each fund, except for those fees and expenses specifically assumed by the fund. Investment Services` expenses are paid by T. Rowe Price.

  Investment Services acts as the agent of the fund, in connection with the sale of fund shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for fund shares at net asset value. No sales charges are paid by investors or the fund. No compensation is paid to Investment Services.

  CUSTODIAN

  State Street Bank and Trust Company, under an agreement with Retirement Funds, on behalf of the Retirement 2010, Retirement 2020, Retirement 2030, Retirement 2040, and Retirement Income Funds, is the custodian for the funds` U.S. securities and cash, but it does not participate in the funds` investment decisions. The Bank maintains shares of the Retirement Funds in the book entry system of the funds` transfer agent, T. Rowe Price Services, Inc. The domestic underlying funds` portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the

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  security depository system of the Depository Trust Corporation. State Street Bank`s main office is at 225 Franklin Street, Boston, Massachusetts 02110.

  CODE OF ETHICS

  The fund, its investment adviser (T. Rowe Price), and its principal underwriter (T. Rowe Price Investment Services) have a written Code of Ethics which requires persons with access to investment information ("Access Persons") to obtain prior clearance before engaging in personal securities transactions. In addition, all Access Persons must report their personal securities transactions within 10 days. Access Persons will not be permitted to effect transactions in a security if: there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; or the security is subject to internal trading restrictions. In addition, Access Persons are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any person becoming an Access Person must file a statement of personal securities holdings within 10 days of this date. All Access Persons are required to file an annual statement with respect to their personal securities holdings. Any material violation of the Code of Ethics is reported to the Board of the fund. The Board also reviews the administration of the Code of Ethics on an annual basis.

  PRICING OF SECURITIES

  The underlying Price funds held by each fund are valued at their closing net asset value per share on the day of valuation. Assets for which the valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board.

  NET ASSET VALUE PER SHARE

  The purchase and redemption price of the fund`s shares is equal to the fund`s net asset value per share or share price. The fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year`s Day, Dr. Martin Luther King, Jr. Holiday, Presidents` Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

  Determination of net asset value (and the offering, sale, redemption, and repurchase of shares) for the fund ,may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday ,closings,,(b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the fund may by order permit such a suspension for the protection of the fund`s shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.

  DIVIDENDS AND DISTRIBUTIONS

  Unless you elect otherwise, capital gain distributions, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by one day, although the exact timing is subject to change.

  TAX STATUS

  The fund intends to qualify as a "regulated investment company" under Subchapter M of the Code.

  A portion of the dividends paid by each of the Retirement Funds may be eligible for the dividends-received deduction applicable to corporate shareholders. Long-term capital gain distributions paid from the fund are never eligible for the dividend-received deduction. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. Each fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains (as of its tax year-end), to avoid a federal income tax.

  Distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable ordinary income or capital gains. In addition, the Retirement Funds will generally not be able to currently offset gains realized by one underlying fund in which the Retirement Fund invests against losses realized by another underlying fund. These factors could affect the amount, timing, and character of distributions to shareholders. Under current law, it is anticipated that the automatic conversion of a portfolio into Retirement Income will not be a taxable event.

  At the time of your purchase, the fund`s net asset value may reflect undistributed income, capital gains, or net unrealized appreciation of securities held by the fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as either dividend or capital gain distributions. For federal income tax purposes, the fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

  If, in any taxable year, the fund should not qualify as a regulated investment company under the Code: (1) the fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without a deduction for dividends or other distributions to shareholders; and (2) the fund`s distributions, to the extent made out of the fund`s current or accumulated earnings and profits, would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), and may qualify for the 70% deduction for dividends received by corporations.

  Taxation of Foreign Shareholders

  The Code provides that dividends from net income will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the fund are not subject to tax unless the foreign shareholder is engaged in a business in the U.S. and the gains are connected with that business, or the shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

  YIELD INFORMATION

  Retirement Income Fund

  An income factor is calculated for each security in the portfolio based upon the security`s market value at the beginning of the period and yield as determined in conformity with regulations of the SEC. The income factors

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  are then totaled for all securities in the portfolio. Next, expenses of the fund for the period, net of expected reimbursements, are deducted from the income to arrive at net income, which is then converted to a per share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield, which is then annualized. If applicable, a taxable-equivalent yield is calculated by dividing this yield by one minus the effective federal, state, and/or city or local income tax rates. Quoted yield factors are for comparison purposes only and are not intended to indicate future performance or forecast the dividend per share of the fund.

  The yield of the fund calculated under the above-described method for the month ended May 31, 2003 was 2.61%.

  INVESTMENT PERFORMANCE

  Total Return Performance

  The fund`s calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the fund. Total return is calculated as the percentage change between the beginning value of a static account in the fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gain dividends. The results shown are historical and should not be considered indicative of the future performance of the fund. Each average annual compound rate of return is derived from the cumulative performance of the fund over the time period specified. The annual compound rate of return for the fund over any period of time will vary from the average.

Cumulative Performance Percentage Change Periods Ended 5/31/03
Fund	1 Yr.	5 Yrs.	10 Yrs.	Since Inception	Inception Date
Retirement 2010	—	—	—	15.46%	09/30/02
Retirement 2020	—	—	—	17.77	09/30/02
Retirement 2030	—	—	—	18.48	09/30/02
Retirement 2040	—	—	—	18.78	09/30/02
Retirement Income	—	—	—	11.95	09/30/02

Average Annual Compound Rates of Return Periods Ended 5/31/03
Fund	1 Yr.	5 Yrs.	10 Yrs.	Since Inception	Inception Date
Retirement 2010	—	—	—	(a)	09/30/02
Retirement 2020	—	—	—	(a)	09/30/02
Retirement 2030	—	—	—	(a)	09/30/02
Retirement 2040	—	—	—	(a)	09/30/02
Retirement Income	—	—	—	(a)	09/30/02

  (a)No figure is provided because the fund`s performance is for a period of less than one year.

  Outside Sources of Information

  From time to time, in reports and promotional literature: (1) the fund`s total return performance, ranking, or any other measure of the fund`s performance may be compared to any one or combination of the following: (a) a broad-based index, (b) other groups of mutual funds, including T. Rowe Price funds, tracked by independent research firms, ranking entities, or financial publications, (c) indices of securities comparable to those in which the fund invests; (2) the consumer price index (or any other measure for inflation), or government statistics, such as GNP, may be used to illustrate investment attributes of the fund or the general economic, business, investment, or financial environment in which the fund operates; (3) various financial, economic, and market statistics developed by brokers, dealers, and other persons may be used to illustrate aspects of the fund`s performance; (4) the effect of tax-deferred compounding on the fund`s investment returns, or on returns in general in both qualified and nonqualified retirement plans or any other tax-advantaged product, may be illustrated by graphs, charts, etc.; (5) the sectors or industries in which the fund invests may be compared to relevant indices or surveys in order to evaluate the fund`s historical performance or current or potential value with respect to the particular industry or sector; and (6) the fund may disclose the performance of other funds or accounts managed by T. Rowe Price in a manner similar to the fund.

  Other Publications

  From time to time, in newsletters and other publications issued by Investment Services, T. Rowe Price mutual fund portfolio managers may discuss economic, financial, and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the fund; individual securities within the fund`s portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed, or excluded from the fund`s portfolio.

  Other Features and Benefits

  The fund is a member of the T. Rowe Price family of funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price and/or Investment Services may be made available.

  Redemptions in Kind

  The fund has filed a notice of election under Rule 18f-1 of the 1940 Act. This permits the fund to effect redemptions in kind and in cash as set forth in its prospectus.

  In the unlikely event a shareholder were to receive an in-kind redemption of portfolio securities of the fund, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

  Issuance of Fund Shares for Securities

  Transactions involving issuance of fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the fund; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.

  CAPITAL STOCK

  The Articles of Incorporation of Retirement Funds currently establish five series (i.e., the Retirement 2010, Retirement 2020, Retirement 2030, Retirement 2040, and Retirement Income Funds), each of which represents a separate pool of assets of the Corporation`s shares and has different objectives and investment policies. The Articles of Incorporation also provide that the Board may issue additional series of shares. Each share of each fund represents an equal proportionate share in that fund with each other share and is entitled to

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  such dividends and distributions of income belonging to that fund as are declared by the directors. In the event of the liquidation of a fund, each share is entitled to a pro-rata share of the net assets of that fund.

  The fund`s Charter authorizes the Board to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series; each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions as shall be determined by the Board subject to the 1940 Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions, or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the fund has authorized to issue without shareholder approval.

  Except to the extent that the fund`s Board might provide that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The directors have provided that, as to any matter with respect to which a separate vote of any class is required by the 1940 Act, such requirement as to a separate vote by that class shall apply in lieu of any voting requirements established by the Maryland General Corporation Law. Otherwise, holders of each class of capital stock are not entitled to vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

  Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders` meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the fund, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the Corporation, a special meeting of shareholders of the Corporation shall be called by the Secretary of the Corporation on the written request of shareholders entitled to cast (a) in the case of a meeting for the purpose of removing a director, at least ten (10) percent and (b) in the case of a meeting for any other purpose, at least 25 percent, in each case of all the votes entitled to be cast at such meeting, provided that any such request shall state the purpose or purposes of the meeting and the matters proposed to be acted on. Shareholders requesting such a meeting must pay to the Corporation the reasonably estimated costs of preparing and mailing the notice of the meeting. The Corporation, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Corporation to the extent required by Section 16(c) of the 1940 Act.

  Subject to compliance with the requirements of the 1940 Act and without any vote or other action by the shareholders, (a) the shares of Common Stock classified as the "T. Rowe Price Retirement 2010 Fund" series shall automatically convert into shares of Common Stock classified as the "T. Rowe Price Retirement Income Fund" series on the first business day of April, 2015, (b) the shares of Common Stock classified as the "T. Rowe Price Retirement 2020 Fund" series shall automatically convert into shares of Common Stock classified as the "T. Rowe Price Retirement Income Fund" series on the first business day of April, 2025, (c) the shares of Common Stock classified as the "T. Rowe Price Retirement 2030 Fund" series shall automatically convert into shares of Common Stock classified as the "T. Rowe Price Retirement Income Fund" series on the first business day of April, 2035, (d) the shares of Common Stock classified as the "T. Rowe Price Retirement 2040 Fund" series shall automatically convert into shares of Common Stock classified as the

  "T. Rowe Price Retirement Income Fund" series on the first business day of April, 2045, and (e) any additional series of Common Stock of the Corporation (unless provided otherwise by the Board with respect to any such additional series at the time it is established and designated) shall automatically convert into shares of Common Stock classified as the "T. Rowe Price Retirement Income Fund" series on such date as may be designated by the Board at the time such series is established and designated. Upon any such conversion, (i) the assets belonging to the converted series and the liabilities of the converted series shall automatically be exchanged for shares of Common Stock of the "T. Rowe Price Retirement Income Fund" series having an aggregate net asset value equal to the aggregate net asset value of the converted series and (ii) the shares of the "T. Rowe Price Retirement Income Fund" series shall be distributed to holders of the converted series in liquidation of such converted series; provided that, in each case, such conversion shall be conducted (a) in compliance with the requirements of the 1940 Act, (b) in accordance with the policies and procedures established by the Board from time to time, (c) if in best interests of shareholders of the series, in a manner that will not result in taxation to the shareholders of such series or the series itself under the Internal Revenue Code of 1986, as amended and (d) as the Board, in its sole discretion, deems fair and equitable. The Board, upon at least 30 days` prior written notice to the shareholders, may change the date of automatic conversion or cancel the automatic conversion of all or any series of Common Stock, unless provided otherwise by the Board with respect to any such series at the time it is established and designated. All references in this paragraph to series include the classes of such series.

  PROXY VOTING — PROCESS AND POLICIES

  The funds own shares in underlying T. Rowe Price funds. If an underlying T. Rowe Price fund has a shareholder meeting, the Spectrum and Retirement Funds normally would vote their shares in the underlying fund in the same proportion as the votes of the other shareholders of the underlying fund. This is known as "echo voting" and is designed to avoid any potential for a conflict of interest.

  federal registration of shares

  The fund`s shares are registered for sale under the 1933 Act. Registration of the fund`s shares is not required under any state law, but the fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.

  legal counsel

  Shearman & Sterling LLP, whose address is 599 Lexington Avenue, New York, New York 10022, is legal counsel to the fund.

  INDEPENDENT AUDITORS

  PricewaterhouseCoopers LLP, 250 West Pratt Street, 21st Floor, Baltimore, Maryland 21201, are the independent auditors to the fund.

  The financial statements of the fund listed below for the periods ended May 31, 2003, and the report of independent auditors are included in the fund`s annual report for the periods ended May 31, 2003. A copy of the annual report accompanies this Statement of Additional Information. The following financial statements and the report of independent auditors appearing in the annual report for the periods ended May 31, 2003, are incorporated into this Statement of Additional Information by reference (references are to page numbers in the reports):

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ANNUAL REPORT REFERENCES:
	Retirement 2010	Retirement 2020	Retirement 2030
Financial Highlights, September 30, 2002 through May 31, 2003 (commencement of operations)	5	5	5
Statement of Net Assets, May 31, 2003	6	6	6
Statement of Operations, September 30, 2002 through May 31, 2003 (commencement of operations)	7	7	7
Statement of Changes in Net Assets, September 30, 2002 through May 31, 2003 (commencement of operations)	8	8	8
Notes to Financial Statements, May 31, 2003	9-11	9-11	9-11
Report of Independent Auditors	12	12	12

	Retirement 2040	Retirement INCOME
Financial Highlights, September 30, 2002 through May 31, 2003 (commencement of operations)	5	5
Statement of Net Assets, May 31, 2003	6	6
Statement of Operations, September 30, 2002 through May 31, 2003 (commencement of operations)	7	7
Statement of Changes in Net Assets, September 30, 2002 through May 31, 2003 (commencement of operations)	8	8
Notes to Financial Statements, May 31, 2003	9-11	9-11
Report of Independent Auditors	12	12